UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On March 7, 2018, Westmoreland Coal Company (the "Company") issued a press release announcing preliminary unaudited full year selected financial results for the fiscal year ended December 31, 2017 and certain other operational updates. A copy of this press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 of the Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of Material Compensatory Arrangement
Named Executive Officer Base Salaries

On March 3, 2018, the board of directors (the “Board”) of the Company, upon the recommendation of the Compensation and Benefits Committee (the “Committee”), set base salaries for each of the Company’s named executive officers: Michael Hutchinson, Gary Kohn, Joseph Micheletti, Jennifer Grafton and Nate Troup (each, an “NEO”). The base salaries for the NEOs, effective as of January 1, 2018, are as follows: $700,000 for Mr. Hutchinson, $375,000 for Mr. Kohn, $450,000 for Mr. Micheletti, $370,000 for Ms. Grafton and $250,000 for Mr. Troup.

Adoption of Incentive Plan

On March 3, 2018, the Board of the Company adopted an incentive compensation plan for fiscal year 2018 (the “Incentive Plan”), effective as of January 1, 2018, which applies to each of the NEOs. Under the terms of the Incentive Plan, each NEO is eligible to earn quarterly cash payments based on the Company’s achievement of certain quarterly performance goals (the “Target Goal”). The NEO’s annual target bonus under the Incentive Plan are as follows: 157% of base salary for Mr. Hutchinson, 123% for Mr. Kohn, 128% for Mr. Micheletti, 119% for Ms. Grafton and 50% for Mr. Troup.

The Committee of the Company will be meeting prior to the end of the quarter to finalize all features of the Incentive Plan and to set cumulative performance metrics for the year. The foregoing description of the terms and conditions of the Incentive Plan does not purport to be a complete description of its terms and conditions, and is qualified in its entirety by reference to the Incentive Plan which will be filed with the Securities and Exchange Commission as required.

Letter Agreements

On March 3, 2018, the Board of the Company approved, and on March 7 the Company entered into, certain letter agreements (collectively, the “Letter Agreements”) with each of the NEOs.

Under the Letter Agreements, each of the NEOs will receive a one-time cash payment (the “Bonus”) in the following amounts: 157% of base salary for Mr. Hutchinson, 123% for Mr. Kohn, 128% for Mr. Micheletti, 119% for Ms. Grafton and 50% for Mr. Troup. Each NEO is required to repay the after tax value of the Bonus (as defined in the Letter Agreements) if the NEO’s employment is terminated before December 31, 2018 for any reason other than (i) if the NEO resigns with Good Reason (as defined in the Letter Agreements), (ii) by the Company without Cause (as defined in the Letter Agreements) or (iii) upon the death or disability of the NEO.

A form version of the Letter Agreements has been attached as an exhibit to this Current Report on Form 8-K. This summary description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the form version of the Letter Agreements, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form version of Letter Agreement dated March 7, 2018
99.1	Press Release dated March 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 7, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary